SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2007

BOWATER INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8712	62-0721803
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Camperdown Way, Greenville, South Carolina	29602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (864) 271-7733

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2007, David J. Paterson, President and Chief Executive Officer of Bowater Incorporated (the “Company”) was awarded a bonus payment in the amount of $380,970 in connection with services rendered by Mr. Paterson in connection with the combination of Bowater and Abitibi-Consolidated Inc. In the event that at any time during the 36 months following the effective date of the Combination (which was October 29, 2007), Mr. Paterson voluntarily terminates his employment without good reason or is involuntarily terminated for cause, he will be required to reimburse the Company a pro-rated portion of such bonus payment, based on the number of days remaining in such 36 month period at the time of termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWATER INCORPORATED

	By:	/s/ James T. Wright
	Name:	James T. Wright
	Title:	Executive Vice President – Human Resources
Dated: December 21, 2007